                                                                     EXHIBIT 4.1


NUMBER                          [GRAPHIC]                       SHARES
------                                                          ------

[GRAPHIC]                                                       [GRAPHIC]

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA


                            PECO Energy Corporation

The Corporation is authorized to issue 600,000,000 Common Shares - No Par Value


This Certifies that    PECO Energy Company              is the owner of
                    -----------------------------------
       One Hundred (100)               fully paid and non-assessable Shares
--------------------------------------
of the above Corporation transferable only on the books of the Corporation by the holder hereofin person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated      February 10, 1999
      -------------------------------


                                   [GRAPHIC]

/s/ Michael J. Egan                             /s/ Corbin A. McNeill, Jr.
--------------------------                      --------------------------
Treasurer                                       President


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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

        TEN COM  --as tenants in common                             UNIF GIFT MIN ACT --.........Custodian............(Minor)
        TEN ENT  --as tenants by the entireties                     under Uniform Gifts to Minors Act...............(State)
        JT TEN   --as joint tenants with right of survivorship
                   and not as tenants in common
                                                                             PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto [                                     ]
____________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
____________________________________________________________________________________________________________________
______________________________________________________________________________________________________________Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints _____________________________
_______________________________________________________________________________________Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________________
                                In presence of                          ____________________________________________

__________________________________________________________________

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.